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                                                                    EXHIBIT 10.6

                                  SUB-SUBLEASE


         THIS SUB-SUBLEASE, made as of this 14th day of May, 1996, by and between CTI OF NEW YORK, INC., a New York Corporation ("CTI"), and YONKERS RADIATION MEDICAL PRACTICE, P.C. ("YRMP"), a New York corporation, having its principal place of business at, 138 South Broadway, Yonkers, New York.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, CTI hereby represents and warrants that it has sublet the ground floor of the building located at 138 South Broadway, Yonkers, New York (the "Premises") pursuant to that certain Sublease (the "Sublease") dated May 17, 1995, by and between St. Josephs Hospital, Yonkers (the "Sublessor"), as Sublessor and CTI of New York, Inc., as Sublessee, a copy of which Sublease is attached hereto as Exhibit "A"; and

         WHEREAS, CTI represents and warrants that said Sublease is in full force and effect and that no defaults thereunder have occurred or, to the best of its knowledge, are threatened; and

         WHEREAS, YRMP desires to sub-sublet the Premises and CTI is willing to sub-sublet the Premises to YRMP on the terms and conditions hereinafter set forth; and

         WHEREAS, CTI has deposited with Sublessor the sum of $10,000 as security for performance of its obligations under the Sublease.

         NOW, THEREFORE, CTI, for and in consideration of the rents, covenants and agreements hereinafter contained on the part of


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YRMP to be paid, kept and performed, does hereby sub-sublet and demise unto
YRMP, and YRMP hereby takes and hires from CTI, the Premises together with all personal property and fixtures now installed or to be installed at the Premises,

         TO HAVE AND TO HOLD the same unto YRMP, its successors and assigns for a term to commence on May __, 1996 (the "Commencement Date") and to expire on April 30, 2003, subject to the Sublease and upon the rentals, terms, covenants and conditions hereinafter set forth,

         AND CTI and YRMP hereby further agree as follows:

                                 RENTAL PAYMENTS
                                 ---------------

         1. The recitals set forth above are true and correct and are hereby incorporated into this Sub-sublease by reference.

         2. YRMP covenants and agrees to pay CTI an annual base rental of $139,677.50 for the first year of the term hereof payable in equal monthly installments of $11,639.79, plus sales tax, if any, which installments shall be payable to CTH monthly, in advance on or before the 1st day of each month for which the rent is otherwise due. YRMP's obligations to commence shall begin on the Commencement Date with CTI remaining responsible for its obligations to pay rent under the Sublease attached hereto as Exhibit "A". The annual base rent due and payable hereunder in the second through seventh years is set forth on Schedule "A" attached hereto and made a part hereof.

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         3. YRMP shall not be responsible for the payment of any real estate taxes or assessments, or any portion of any such real estate taxes or assessments during the term of this Sub-sublease. YRMP will, however, be solely responsible for the payment of all utilities, including metered water charges, to that portion of the Premises occupied by YRMP.

                              TERMS AND CONDITIONS
                              --------------------

         4. This Sub-sublease is subject to the terms, provisions and covenants of that certain Sublease (see Exhibit "A") dated May 17, 1995, by and between St. Josephs Hospital, Yonkers as Sublessor and CTI of New York, Inc., as Sublessee, and YRMP shall hereby enjoy all of the benefits and assume all of the obligations of CTI set forth therein.

         5. Notwithstanding the provisions of paragraph 4, above, CTI hereby reserves the right for itself and for 138/Fourth Avenue Corp., as Landlord (the "Landlord"), under that certain Lease dated December 1994 (the "Lease"), a copy of which is attached hereto as Exhibit "B", to enter the Premises, said right inuring to the benefit of the Landlord as well as to CTI.

         6. With respect to any work, services, repairs, repaintings and restoration or the performance of other obligations required of the Landlord under the Lease, CTI's sole obligations with respect thereto shall be to request the same upon the request of YRMP and to use its best efforts to obtain the same from the Landlord.

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         7. Each party hereto agrees to perform and comply with the terms and provisions, covenants and conditions of the Lease and the Sublease, and not to do, suffer or permit anything to be done that would result in a default or cause the Sublease and/or the Lease to be terminated or forfeited.

         8. In connection with any alterations desired to be made by YRMP, the terms of the Lease shall apply. In addition, YRMP shall also obtain CTI's written consent prior to making any such alterations, which consent CTI agrees to not unreasonably withhold.

         9. Absent the prior written approval of CTI, YRMP shall have no right to assign or transfer its interest under this Sub-sublease to any third party or entity not affiliated, controlled, managed, owned by, or under common control with, YRMP.

         10. If YRMP shall fail to pay the rent as provided herein, then CTI may, unless YRMP shall have cured such default within 10 days after written notice thereof from CTI, exercise any of the remedies of the Landlord set forth in Paragraphs 17, 18 and 19 of the Lease, and YRMP shall remain liable to the extent provided therein.

         11. YRMP may use the Premises solely for the purposes identified in Paragraph 45 of the Lease.

         12. CTI's rights under the Sublease and the Lease (excepting rights as are personal to CTI) may be enforceable against the Sublessor and the Landlord by YRMP on behalf of CTI; provided, however, that YRMP shall advise CTI, in writing, before taking any action to enforce such rights.

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         13. YRMP agrees and covenants to protect, indemnify and hold CTI, its agents, officers, employees and affiliates harmless from any and all claims, suits liability and damages or expenses, including legal fees and costs, at the pre-trial, trial and appellate levels, by reason of any injury or injuries sustained by anyone or to the Premises, including injuries caused by leakage of radiation arising during the term of this Sub-sublease or occurring during YRMP's use and occupancy of the Premises.

         14. During the term of this Sub-sublease or any extension thereof, YRMP shall maintain, at its sole cost and expense, property damage and personal liability insurance, which policies name CTI, Sublessor and Landlord as an additional insured. Said policies shall provide personal injury coverage of at lease $3,000,000 in the aggregate and $1,000,000 per individual, and $500,000 for property damage. Said insurance limits have been agreed to by CTI based upon YRMP's representation that it will require all physicians working at the Premises to carry their own individual insurance with personal injury and property damage coverage of no less than those amounts provided under YRMP's insurance policies. Each of said policies shall also provide that CTI, Sublessor and Landlord be notified in writing by the insurer 30 days prior to any cancellation or termination of said policies. In the event YRMP fails to maintain such coverage during the term of this Sub-sublease, CTI may, but is not required to, obtain such insurance coverage, the cost of which shall be paid for by YRMP as additional rent. A certificate(s) of insurance confirming the placement of the insurance required

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by this Sub-sublease shall be delivered to CTI, Sublessor and Landlord prior to the Commencement Date hereof. YRMP hereby releases CTI, to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of CTI, or any persons claiming under CTI, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the YRMP's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect such policies or the right of the YRMP to recover thereunder. YRMP agrees that its fire and extended coverage insurance policies shall include such a clause so long as the same is obtainable. Except as provided in this paragraph, nothing in the Sub-sublease contained shall be deemed to release either party thereto from liability for damages resulting from the fault or negligence of said party or its agents or from responsibility for repairs necessitated thereby or by any default thereof hereunder.

         15. Any notices or demands to be given pursuant to the Lease, the Sublease or this Sub-sublease, shall be sent to CTI and/or YRMP at the addresses above set forth, or at such other addresses as either party shall designate by written notice given to the other party in conformity herewith.

         16. YRMP shall deposit with CTI the sum of $10,000 as security for the full and faithful performance by YRMP of all of

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the terms, covenants and conditions of this Sub-sublease. CTI will assign to
YRMP its right to recover from the Sublessor the security deposit that CTI deposited with the Sublessor, if the Sublease is assigned to YRMP. If the Sublease is not assigned to YRMP, YRMP's security deposit under this Sub-sublease shall be applied in accordance with the provisions of the Sublease and to the extent Sublessor withholds CTI's deposit, CTI will withhold YRMP's deposit. To the extent Sublessor returns the whole or any portion of CTI's deposit to CTI, CTI will return such amounts to YRMP at the expiration of the term of the Sub-sublease; PROVIDED that YRMP has fully and faithfully performed all of the terms covenants and conditions of this Sub-sublease.

         17. This Sub-sublease shall be construed and enforced in accordance with the laws of the State of New York. This Sub-sublease may only be modified or changed by a written agreement signed by both CTI and YRMP.

         IN WITNESS WHEREOF, the parties hereto have caused this Sub- sublease to be executed as of the day and year first above written.

WITNESSES:                                 SUB-SUBLESSOR:

                                           CTI OF NEW YORK, INC.

         /s/                                     /s/ U. Klamm
                                           By:
---------------------------------             ----------------------------------
         /s/
                                           Its:President
---------------------------------             ----------------------------------



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                                           SUB-SUBLESSEE:

                                           YONKERS RADIATION MEDICAL
                                             PRACTICE, P.C.

         /s/                                         /s/ Daniel Dosoretz
                                           By:
---------------------------------             ----------------------------------
         /s/
                                           Its:President
---------------------------------             ----------------------------------



STATE OF FLORIDA  )
                  ) SS:
COUNTY OF LEE     )

         BEFORE ME, the undersigned authority, personally appeared __/s/______________ as _President_________________ of YONKERS RADIATION MEDICAL PRACTICE, P.C., who is personally known to me or who has produced DANIEL DOSORETZ as identification, and he/she stated that he/she executed the within instrument on behalf of said corporation voluntarily for the purposes set forth therein.

         WITNESS my hand and official seal, this 14TH day of May, 1996.



         /s/

---------------------------------             ----------------------------------
Notary Public, State of Florida               (Print, type or stamp
  At Large                                      commissioned name of
                                                Notary Public)  2/26/00

                                                                            SEAL



STATE OF         )
                 ) SS:
COUNTY OF        )

         BEFORE ME, the undersigned authority, personally appeared ULLRICH KLAMM as PRESIDENT of CTI OF NEW YORK, INC., who is personally known to me or who has produced _______________________________ as identification, and he/she stated that he/she executed the within instrument on behalf of said corporation voluntarily for the purposes set forth therein.


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         WITNESS my hand and official seal, this 14TH day of May, 1996.

         /s/

---------------------------------             ----------------------------------
Notary Public, State of Florida               (Print, type or stamp
  At Large                                      commissioned name of
                                                Notary Public)  2/26/00

                                                                            SEAL

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                  SCHEDULE A TO SUB-SUBLEASE DATED MAY 14th, 1996




                      SUBLESSEE'S RENT - YEARS 2 THROUGH 7
                      ------------------------------------



         YEAR                   PER YEAR RENT                 PER MONTH RENT

          2                      $143,171.25                   $11,930.94

          3                      $146,840.31                   $12,236.69

          4                      $150,692.12                   $12,557.68

          5                      $154,737.02                   $12,894.75

          6                      $158,983.72                   $13,248.64

          7                      $163,442.38                   $13,620.20



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                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------


                  CTI OF NEW YORK, INC., a New York corporation ("Assignor") in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to YONKERS RADIATION MEDICAL PRACTICE, P.C., a New York corporation ("Assignee"), having its principal place of business at, 138 South Broadway, Yonkers, New York, all of Assignor's right, title and interest in and to that certain Sublease (the "Sublease") dated May 17, 1995, by and between St. Josephs Hospital, Yonkers (the "Sublessor"), as sublessor and CTI of New York, Inc., as sublessee, a true and complete copy of which Sublease, together with all amendments thereto, if any, are attached hereto as Exhibit "A", and in any and all security deposits thereunder in the possession of the Sublessor.

                  Assignor represents and warrants that:

                  (a) Assignor is the sole owner of all of the sublessee's right, title and interest in and to the Sublease; and

                  (b) The Sublease is valid and enforceable and has not been altered, modified or amended, except as disclosed to Assignee in Exhibit "A."

                  Assignee hereby accepts the foregoing Assignment and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Sublease hereby assigned, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of actions, expenses and attorneys' fees incurred by Assignor by reason of the failure of Assignee from and after the effective date hereof to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignor under and by virtue of the Sublease assigned hereunder.

                  IN WITNESS WHEREOF, Assignor has executed this Assignment this 14TH day of MAY, 1996, which Assignment is effective this date.

                                           ASSIGNOR:
WITNESSES:
                                           CTI OF NEW YORK, INC.

         /s/                                     /s/ U. Klamm
                                           By:
---------------------------------             ----------------------------------
         /s/
                                           Its:President
---------------------------------             ----------------------------------

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